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                                                                    EXHIBIT 21.1

                                  EXHIBIT INDEX
                           SUBSIDIARIES OF REGISTRANT

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Subsidiary                                                                          Domiciled
----------                                                                          ---------
Althofen Electronics GmbH                                                           Austria
Flextronics International, Gmbh                                                     Austria
Flextronics International Technologia Ltda.                                         Brazil
The DII Group (BVI) Co Ltd.                                                         British Virgin Islands
FLX Cyprus Limited                                                                  Cyprus
DOVatron Czech A.S                                                                  Czech Republic
Flextronics International Denmark APS                                               Denmark
Sample Rate Systems Oyj                                                             Finland
Kyrel EMS Oyj.                                                                      Finland
Flextronics Holding GmbH                                                            Germany
Flextronics Holding Germany and Co. K.G.                                            Germany
Flextronics Holding Germany GmbH                                                    Germany
Multilayer Technology and Co KG                                                     Germany
Multilayer Technology Geschaftsfuhruntos                                            Germany
DOVatron Vernaltunls GMBH                                                           Germany
Astron Group Limited                                                                Hong Kong
Flextronics Manufacturing (HK) Ltd.                                                 Hong Kong
The DII Group Asia Ltd.                                                             Hong Kong
Ecoplast Muanyagipari Termekeket Gyarto Kft.                                        Hungary
Neutronics Components Elektronikai Alkatreszgyyerto Vanszabodtorulaki Kft.          Hungary
HTR Technikai Rendezerszolgaltato Kft.                                              Hungary
Flextronics Hungaria Kereskedelmi es, Kft                                           Hungary
Flextronics International Latin America (L) Ltd.                                    Malaysia
Flextronics Malaysia Sdn. Bhd.                                                      Malaysia
Flex International Marketing (L) Ltd.                                               Malaysia
DTM Latin America (L) Ltd                                                           Malaysia
DOVatron Malaysia Sdn. Bhd                                                          Malaysia
Astron Technologies Ltd.                                                            Mauritius
Flextronics Manufacturing Mex, S.A. de C.V.                                         Mexico
DTM Products de Mexico, S.A. de C.V.                                                Mexico
Parque de Technologies Electronics, S.A. de C.V.                                    Mexico
DOVatron de Mexico, S.A. de C.V.                                                    Mexico
Flextronics International Europe BV                                                 Netherlands
DII Europe B.V.                                                                     Netherlands
DII International Holdings C.V.                                                     Netherlands
DOVatron (Ireland) B.V.                                                             Netherlands
Flextronics International Holland BV                                                Netherlands
Vastbright PCB Co. Ltd.                                                             People's Republic of China
Flextronics Computer (Shekou) Ltd.                                                  People's Republic of China
Flextronics Industrial (Shenzhen) Co., Ltd.                                         People's Republic of China
Flextronics Technology (Zhuhai)Co., Limited                                         People's Republic of China
Zhuhai Dao Mon Choa Yi Electronics Co., Ltd.                                        People's Republic of China
FICO Investment Holding Ltd                                                         Hong Kong
Forest Keyboard Manufacturing (Shenzhen) Ltd                                        People's Republic of China
Advanced Component Labs HK Ltd.                                                     People's Republic of China
Flextronics Singapore Pte Ltd.                                                      Singapore
Flextronics International Singapore Pte Ltd.                                        Singapore
The DII Group, Inc. Singapore Pte. Ltd                                              Singapore
Flextronics Group Sweden AB                                                         Sweden
F.L. Tronics International Sweden AB                                                Sweden
  (aka Flextronics International Sweden AB)
Igrene AB                                                                           Sweden
Moctol AB                                                                           Sweden
Tolipig AB                                                                          Sweden
Flextronics International Kft.                                                      Hungary
Flextronics Limited                                                                 Scotland
Flextronics International Finland Oy                                                Finland
Flextronics International France SA                                                 France
Flextronics Holding Finland Oy                                                      Finland
Flextronics International Norway AS                                                 Norway
HTR Tab                                                                             Hungary
HTR Zola                                                                            Hungary
HTR Real Estate                                                                     Hungary
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
Subsidiary                                                                          Domiciled
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
Noitall AB                                                                          Sweden
Energipilot AB                                                                      Sweden
Flextronics Holdings UK Limited                                                     United Kingdom
Flextronics International (UK) Ltd.                                                 United Kingdom
Flextronics International Scotland Ltd.                                             United Kingdom
Chemtech (U.K.) Ltd.                                                                United Kingdom
Flextronics International Fremont, Inc., Inc.                                       United States of America
DTM Products, Inc.                                                                  United States of America
Flextronics Distributing, Inc.                                                      United States of America
Flextronics International USA, Inc.                                                 United States of America
Marathon Business Park, LLC.                                                        United States of America
Proactive Corporation                                                               United States of America
The DII Group, Inc.                                                                 United States of America
DOVatron International, Inc.                                                        United States of America
Dovatron Mexico, Inc.                                                               United States of America
Dovatron Nevada, Inc.                                                               United States of America
Design Solutions, Inc.                                                              United States of America
Multilayer Technology, Inc.                                                         United States of America
Orbit Semiconductor, Inc.                                                           United States of America
KMOS Semiconductor, Inc                                                             United States of America
Cencorp Inc.                                                                        United States of America
PCB Assembly, Inc.                                                                  United States of America
Circuit Board Assemblers, Inc.                                                      United States of America
EMC International, Inc.                                                             United States of America
Newport Technology, Inc.                                                            United States of America
Summit Manufacturing, Inc.                                                          United States of America
Kosituonti Oy                                                                       Finland
Alfatel Oy                                                                          Finland
Kostron Oy                                                                          Finland
Igrotta AB                                                                          Sweden
Flextronics do Brasil Servicas, Ltda                                                Brazil
Flextronics International Technologia Ltda                                          Brazil
Flextronics International N.V.                                                      Netherlands Antilles
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